Sanford C. Bernstein & Co., LLC Strategic Decisions Conference 2008 May 29, 2008 Exhibit 99.1

FORWARD LOOKING STATEMENTS
The information contained in this presentation may include forward-looking statements which reflect Regions' current views with respect to future events and financial performance.
The Private Securities Litigation Reform Act of 1995 ("the Act") provides a safe harbor for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results, or other developments. Forward-looking statements are based on management's expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements.
These risks, uncertainties and other factors include, but are not limited to, those described below:
Regions' ability to achieve the earnings expectations related to businesses that have been acquired, including its merger with AmSouth Bancorporation, or that may be acquired in the future, which in turn depends on a variety of factors, including:
Regions' ability to achieve the anticipated cost savings and revenue enhancements with respect to the acquired operations, or lower than expected revenues from continuing operations;
the assimilation of the combined companies’ corporate cultures;
the continued growth of the markets that the acquired entities serve, consistent with recent historical experience;
difficulties related to the integration of the businesses.
Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
Regions' ability to keep pace with technological changes.
Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
Regions' ability to effectively manage interest rate risk, market risk, credit risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions'
business.
The cost and other effects of material contingencies, including litigation contingencies.
The effects of increased competition from both banks and non-banks.
The current stresses in the financial markets.
Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins.
Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular.
Possible changes in the creditworthiness of customers and the possible impairment of collectibility of loans.
The effects of geopolitical instability and risks such as terrorist attacks.
Possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business.
Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
The effects of weather and natural disasters such as droughts and hurricanes.
The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements. Any such statement speaks only as of the date the statement was made. Regions assumes no obligation to update or revise any forward-looking statements.

Company Profile Financial Performance Credit Quality Capital Strategic Initiatives

Regions is Among the Largest U.S. Banks
›
Market Capitalization $14 billion
›
Assets $144 billion
›
Loans, net of unearned income $96 billion
›
Deposits $89 billion
›
Branches 1,938
›
ATMs 2,464
NOTE: As of March 31, 2008.

REGIONS

IA
IL
IN
MO
KY
VA
NC
TN
AR
SC
MS
AL
GA
TX
LA
FL
Regions Branches
Morgan Keegan Offices
Regions Insurance Group

Franchise Footprint
Source:  SNL DataSource and Regions as of June 30, 2007.
State Dep. ($B) Mkt. Share Rank
AL $18.2 25% #1
FL 17.7 5 #4
TN 16.7 16 #2
LA 7.6 10 #3
MS 6.2 15 #1
GA 5.5 3 #6
AR 4.3 9 #2
TX 3.0 1 #18
IL 2.4 1 #24
MO 2.3 2 #8
IN 2.0 2 #9
Other 2.4 — —

Regions compares
favorably in terms of
local market share
relative to other top 10
banking franchises
1 Deposit weighted by county. Excludes deposits from branches with > $10bn of deposits. Based on June 30, 2007 data.
16.6% Median
7.9 Citigroup
13.2 National City
14.3 SunTrust
16.0 JP Morgan Chase
16.4 Bank of America
16.6 U.S. Bancorp
17.2 Fifth Third
18.3 Wachovia
18.5 Regions
19.1 Wells Fargo
21.8% BB&T
Name
Weighted
Average
Market Share
(1)
Weighted Average Market Share

Citigroup
SunTrust
Wells Fargo
Wachovia
BB&T
Bank of America
Regions
Marshall & Ilsley
U.S. Bancorp
JP Morgan Chase
KeyCorp
Fifth Third
PNC
Capital One
National City
M&T Bank

10.5%
10.0%
8.1%
8.0%
7.9%
7.0%
6.9%
5.9%
5.7%
4.5%
4.2%
3.7%
3.4% 3.4%
3.3%
2.8%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
Fast Growing Footprint
Projected Population Growth (2007-2012) of Market Footprint
(1)
Source:  SNL Financial.  Data as of June 2007.  Pro forma for completed/pending M&A.
1 Deposit weighted by State.
National Average
6.3%

Morgan Keegan – Among the Largest Regional Full-Service
Brokerage and Investment Banking Firms
Revenue ($M)
Pre-Tax Income ($M)
Financial Performance
416 Office Locations
Revenue Composition (2007)
Profile
›
Founded in 1969
›
Acquired by Regions in 2001
›
1,282 financial advisors
›
416 offices in 19 states
›
Record revenues of $1.3 billion in 2007
›
98,700 new accounts opened in 1Q08
›
$80.0 billion of customer assets
›
$81.0 billion of trust assets
›
#1 underwriter of long-term municipal bonds in the south central
U.S. for 14 consecutive years
›
#11 book-running manager in 2006 ($8.6 billion, 445 issues)
Private
Client
30%
Fixed
Income
Capital
Markets
19%
Equity
Capital
Markets
8%
Regions MK
Trust
17%
Other
11%
Asset Mgmt
15%
$810
$1,029
$1,300
2005 2006 2007
$161
$239
$262
2005 2006 2007

Credit metrics deteriorating as expected Continuation of net interest margin pressure Strong fee income Maintained capital levels Exceeding merger cost save targets First Quarter Financial Performance

$0 $200 $400 $600 $800 Original Target Run-rate Achieved at 1Q08 New Target $400 Exceeding Original Cost Saves $ in millions $700+ 2008 2008 2007 1Q08 $510 Run Rate

REGIONS

Housing Units Sold in 000's
Median New Home Price

Source: US Census Bureau Reports
Housing Market
500
550
600
650
700
750
800
850
900
950
J07 F07 M07 A07 M07 J07 J07 A07 S07 O07 N07 D07 J08 F08 M08
$200,000
$210,000
$220,000
$230,000
$240,000
$250,000
$260,000
$270,000
New Home Sales Median New Home Price

Credit Quality Trends
1.25%
0.53%
0.20%
0.23%
0.27%
0.45%
0.62%
0.90%
0.62%
0.45%
0.48%
0.22%
0.22%
0.35%
0.37%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1Q07 2Q07 3Q07 4Q07 1Q08
NPAs/Loans and OREO
Net Charge-Offs/Average Loans
Delinquent Loans (90+ Past Due)

Industry Challenges
SUBPRIME
SIVs / CDOs
NON-TRADITIONAL
MORTGAGES
X
X
X
Regions has $100 million (0.1%)
of subprime loans
Regions has no option ARMs,
negative amortization, or loans
with teaser rates
Regions has no SIV exposure or
CDOs on the balance sheet

Loan Portfolio Overview (Risk View)
CRE - Owner-Occupied
Mortgages,  $111
Commercial Real Estate
Non-Owner-Occupied
Mortgages,  $208
Construction,  $447
Alt-A,  $14
Business and
Community Banking,
$101
Residential First
Mortgage,  $42
Other Consumer,  $2
Commercial and
Industrial/Leases,  $89
Home Equity Lending,
$12
Commercial and
Industrial/Leases,
$17.5
CRE - Owner-Occupied
Mortgages,  $4.5
Commercial Real Estate
Non-Owner-Occupied
Mortgages,  $9.1
Construction,  $11.5
Business and
Community Banking,
$16.0
Alt-A,  $2.7
Residential First
Mortgage,  $14.0
Home Equity Lending,
$15.0
Other Consumer,  $6.0
As of March 31, 2008.
Period End Loans
(Total $96.4 billion)
Nonperforming Loans
(Total $1.0 billion)
$ in billions $ in millions

Areas of Focus Commercial Real Estate › Homebuilders › Condominiums Home Equity

Commercial Real Estate Portfolio - $20.5 billion
CRE Portfolio by Product
CRE Portfolio Characteristics
Portfolio well-diversified by product type
$6.2 billion residential homebuilder portfolio is a subset of the Commercial Real Estate portfolio with the majority of the residential homebuilder portfolio found in land and single family sectors
Proactively reducing certain concentrations
Land balances down $1.2 billion since December 2006
Condominium balances down $891 million since December 2006
Multi-Family, 13%
Single Family, 17%
Retail, 16%
Office, 9%
Industrial, 4%
Hotel, 3%
Other, 8%
Land, 24%
Condo , 6%
As of March 31, 2008.

Central, $294
Southwest, $30
Midwest, $89
Midsouth, $82
Other, $35
Florida, $838
As of March 31, 2008.
Condo Portfolio by Region
$ in millions
› As of March 31, 2008, our condominium portfolio totaled $1.367 billion, down $891 million from December 31, 2006.
› Portfolio is running off due to payments received from sales and closings of units.
› Total nonperforming assets of $70 million, or 5.10% of total condo portfolio.
› Despite difficult market factors, charge-offs have been manageable.

Residential Homebuilder Portfolio - $6.2 billion
Land, $2,093
Residential
Spec, $1,875
Residential
Presold, $588
Lots, $1,417
National
Homebuilders,
$258
Product Breakout
$ %* $ %* $ %* $ %* $ %* $ %*
90+ Past Due
2,883           0.17    428            0.07    6,596           0.35    3,764           0.18    102            0.04    13,273         0.21
Non-Accruing Loans
103,294       7.29    33,245       5.65    160,343       8.55    94,319         4.51    27,030       10.47 418,231       6.71
Average Note Size:
     Total Portfolio
250              -     416            -     245              -     673              -     521            -     340              -
      Central
270              -     213            -     214              -     513              -     221            -     270              -
      Florida
577              -     1,026         -     470              -     2,137           -     5,003         -     907              -
Outstandings
1,416,909 $ 588,163 $  1,874,700 $ 2,093,181 $ 258,211 $  6,231,164 $
* Percentage of related product outstandings
National
Homebuilders Total Portfolio Lots
Residential
Presold Residential Spec Land
($ in thousands)
$ in millions
As of March 31, 2008.

Residential Homebuilder Portfolio - $6.2 billion
Geographic Breakdown
500,000
1,000,000
1,500,000
2,000,000
2,500,000
1 Central consists of Alabama, Georgia, and South Carolina
2 Midsouth consists of North Carolina, Virginia and Tennessee
3 Midwest consists of Arkansas, Illinois, Indiana, Iowa, Kentucky, Missouri, and Texas
4 Southwest consists of Louisiana and Mississippi
As of March 31, 2008.
($ in thousands)
Total
Total
Total
Total
Total
Total
Exit
Exit
Exit
Exit
Exit
Exit
Outstandings Central
1
Florida Midsouth
2
Midwest
3
Southwest
4
Other Total
Total Outstandings 2,153,823 1,535,909 1,377,197 678,468 337,889 147,878 6,231,164
Exit Credits
Non-accruing 142,728 138,572 58,102 59,137 8,226 11,466 418,231
Accruing 276,360 281,724 106,001 67,674 16,539 53,291 801,589
Total Exit Credits 419,088 420,296 164,103 126,811 24,765 64,757 1,219,820

Action Plan – Residential Homebuilder
› Centralized management of Homebuilder portfolio
by experienced real estate lenders
› Internally focused on continuous risk identification
› Strengthened and more frequent credit servicing of the portfolio
› Management of all exit credits by Special Assets

Consumer Real Estate Portfolio - $38 billion
Subprime Mortgage,
$0.1
Alt A Mortgage,  $2.7
Home Equity 1st Lien,
$6.1
Home Equity 2nd
Lien,  $8.8
Residential Prime
Mortgage,  $14.0
As of March 31, 2008.
Consumer Real Estate Portfolio - $31.8 billion
$ in billions
Wgtd Avg. Wgtd Avg.
Outstandings* LTV FICO
Home Equity Lending 15,034,850 $     74% 733             76,946 $     40% 0.57%
Residential 1st Mortgage 14,019,883        67% 725             175,149      100% 0.21%
Alt-A 2,743,467          72% 711             175,886      100% 0.31%
Total Consumer RE  Portfolio
31,798,200 $     71% 728             122,882 $   71% 0.38%
* $ in thousands
Avg. Loan
Size
% in 1st
Lien 1Q Losses

2,000,000
4,000,000
6,000,000
8,000,000
10,000,000
12,000,000
Consumer Real Estate Geographic Breakdown
1 Central consists of Alabama, Georgia, and South Carolina
2 Midsouth consists of North Carolina, Virginia and Tennessee
3 Midwest consists of Arkansas, Illinois, Indiana, Iowa, Kentucky, Missouri, and Texas
4 Southwest consists of Louisiana and Mississippi
As of March 31, 2008.
($ in thousands)
Outstanding Balances Central
1
Florida Midsouth
2
Midwest
3
Southwest
4
Other Total
Home Equity 3,434,572 5,025,662 3,064,212 1,652,011 1,596,710 261,684 15,034,850
Resid First Mortgage 3,374,321 5,067,133 1,427,484 562,829 1,505,893 2,082,224 14,019,884
Alt-A 470,247 1,143,711 354,434 285,856 156,609 332,609 2,743,466
Non-Accruing %
Home Equity 0.04% 0.14% 0.06% 0.07% 0.04% 0.01% 0.08%
Resid First Mortgage 0.10% 0.30% 0.10% 0.14% 0.36% 0.76% 0.30%
Alt-A 0.21% 0.82% 0.39% 0.70% 0.17% 0.11% 0.52%

Example of a Home Equity ‘Value’ Charge-off
If the first mortgage holder forecloses, there is no value left to satisfy our
Home Equity loan.  We must charge off our balance of $140,000.
At Origination Today
Appraised Value 1,000,000 $       600,000 $
Less:  First Mortgage 600,000 $          600,000 $
Equity Remaining 400,000 $          - $
Less:  Home Equity Loan 140,000 $          140,000 $
Equity Remaining 260,000 $          (140,000) $
Combined Loan-to-Value 74% 123%

Excellent Loss Experience versus Peers
NOTE:  Industry peers include FITB,  KEY, NCC, STI, USB, WFC, WM
Home Equity
Regions 0.24% 0.31% 0.31% 0.57%
Industry Peers 0.52% 0.67% 1.01% 1.85%
Residential First Mortgage
Regions 0.12% 0.13% 0.18% 0.23%
Industry Peers 0.26% 0.29% 0.80% 1.43%
Net Charge-offs
2Q07 3Q07          4Q07 1Q08

Action Plan – Home Equity
Underwriting
› Lending criteria has tightened in line with market conditions.
› Loan-to-Value on new production is 71% and appraised value is based on distressed market prices.  As Real Estate markets strengthen, the effective loan-to-value will reduce.
› We are a ‘through-the-cycle’ lender.  New production since November
2006 has been underwritten to a 15-25 basis point loss range.
Collections
› Additional staff has been added to ensure appropriate coverage.
› Obtaining home valuations earlier in the process.  Adjusting collections approach based on value.
› Working with customers to keep them in their homes which may include entering into a forbearance plan, payment deferments or a rewrite of the loan.

Initiatives to Mitigate Risk Exited subprime Shut down Regions Funding Segmented CRE and Small Business Shut down International Lending Focused on centrally managing our Homebuilder portfolio

Key Credit Takeaways
Plain vanilla lender
Portfolios are performing as we expect, except
for Homebuilder, Condominium and Home Equity
portfolios
In the case of Homebuilder, Condominium and Home
Equity portfolios, we have focused resources to help
mitigate the risk of loss and we are actively working
these portfolios

Capital Management Philosophy
Drivers
› Strong historic financial performance
› Scale efficiencies and business diversity created through the merger
› Evolution of the bank capital landscape
Strategy
› Maintenance of strong capital levels relative to the industry and commensurate with franchise profile and current operating
environment
› No repurchase activity in 2008 given current operating environment
› Emphasis on tangible and risk-weighted capital ratios
Actions
› Opportunistic issuer

March 31, 2008 Capital
Recent Issuances:
› Regions Financial – April 2008
8.875% Retail Enhanced Trust Preferred - $345 million
› Regions Bank – May 2008
7.50% Subordinated Note - $750 million
› Both issuances well received and oversubscribed
Capital Management
Tangible Capital Ratio
11.07 Total Risk Based
7.30    Tier 1 Risk Based
Actual Pro forma
7.60
12.01
5.90%
5.90%

Five Corporate-wide Strategic Initiatives
›
Leverage full depth of Morgan Keegan capabilities among all
Lines of Business
›
Grow the emerging and mass affluent customer segment
through a fully integrated approach
›
Increase core customer deposits to optimize the profitability of balance sheet growth
›
Enhance overall company productivity
›
Deliver reliable, consistent service quality across all Lines of Business to improve customer satisfaction and retention
New Efficiency and Effectiveness Initiative
New Revenue Initiative

New Revenue Initiatives
›
Formal company-wide process
›
Identify and implement appropriate and competitive fees
›
Identify new or significantly enhanced revenue streams
›
Goal of $200-300 million by 2010

New Efficiency and Effectiveness Initiative › Leverage new scale › Continue to consolidate back-office and operational functions › Increase standardization

Well Positioned Despite Challenging Environment
Growth driven by strategic initiatives
Relatively neutral balance sheet positioning
Strong Morgan Keegan contribution
Merger opportunities mitigate industry downturn,
allow for increased operating leverage
Exceeding merger-related cost saves
Continued strong liquidity and capital ratios